                                                                    EXHIBIT 99.4

                             SUBORDINATION AGREEMENT

      THIS SUBORDINATION AGREEMENT (this "Agreement") is made and entered into this 20th day of November, 2002, by and between BOCP ABR MEZZ, LLC, a Delaware limited liability company (the "Junior Creditor") and MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Agent ("Agent") for certain lenders ("Lenders").

                                    RECITALS

      Atlantic Premium Brands, Ltd., a Delaware corporation ("APB") and its subsidiaries, Prefco Corp., a Delaware corporation, Carlton Foods Corp., a Delaware corporation, Richards Cajun Foods Corp., a Delaware corporation and Potter Sausage Co., a Delaware corporation (collectively with APB, "Borrowers") are indebted to Junior Creditor, which indebtedness is evidenced by an Amended and Substituted Subordinated Note of even date herewith (the "Junior Note") in the original principal amount of $715,000, a copy of which is attached hereto as Exhibit A; and

      Borrowers' obligations under the Junior Note are secured by liens on and security interest in substantially all of the now existing and hereafter acquired personal property of each Borrower (the "Collateral"), granted pursuant to a certain Amended and Restated Security Agreement of even date herewith (the "Junior Security Agreement"); and

      Borrowers, Agent and Lenders have entered into a certain Credit Agreement dated on or about the date hereof (as the same hereafter may be amended, supplemented or otherwise modified or replaced from time to time, the "Credit Agreement"), pursuant to which Agent and Lenders have agreed to make certain loans and provide certain other financial accommodations to Borrowers; and

      Borrowers' obligations under the Credit Agreement and the other Loan Documents are secured by liens on and security interests in the Collateral granted pursuant to a certain Security Agreement of even date herewith (the "Security Agreement") and various other agreements, instruments and documents; and

      A condition to any obligation of Agent and Lenders to make any loans or other extensions of credit to Borrowers under the Credit Agreement is the execution and delivery of this Agreement by Agent, Junior Creditor and Borrowers;

      NOW, THEREFORE, for TEN DOLLARS ($10.00) and to induce Agent and Lenders to provide financial accommodations to or for the benefit of Borrowers and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto, intending to be legally bound hereby, do agree as follows:

1. DEFINITIONS. In addition to the terms defined above, the following terms shall have the following meanings in this Agreement:

      BUSINESS DAY shall mean any day other than a Saturday, Sunday or any Federal or State of Illinois holiday.

      ENFORCEMENT ACTION shall mean (a) to take from or for the account of any Borrower, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by such Borrower with respect to the Junior Debt, (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against any Borrower to (i) enforce payment of or to collect the whole or any part of the Junior Debt or (ii) commence judicial enforcement of any of the rights and remedies under the Junior Debt Documents or applicable law with respect to the Junior Debt, (c) to accelerate the Junior Debt, (d) to exercise any put option or to cause any Borrower to honor any redemption or mandatory prepayment obligation under any Junior Debt Document,
(e) to notify account debtors or directly collect accounts receivable or other payment rights of any Borrower or (f) take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of any Borrower (including without limitation the Collateral).

      JUNIOR DEBT shall mean all present and future liabilities and obligations of Borrowers to Junior Creditor evidenced or secured, as the case may be, by any of the Junior Debt Documents, including, without limitation, the liabilities and obligations under the Junior Note.

      JUNIOR DEBT DOCUMENTS shall mean the Junior Note, the Junior Security Agreement and any and all other agreements, documents and instruments evidencing, securing or pertaining to any portion of the Junior Debt.

      JUNIOR DEFAULT shall mean a default in the payment of the Junior Debt or any other occurrence permitting Junior Creditor to accelerate the payment of all or any portion of the Junior Debt.

      JUNIOR DEFAULT NOTICE shall mean a written notice to Agent pursuant to which Agent is notified of the existence of a Junior Default.

      LIABILITIES shall mean all liabilities and obligations of Borrowers to Agent and Lenders under the Credit Agreement, the Loan Documents or otherwise, whether now existing or hereafter arising, and any refinancing, refunding, replacement and extension thereof, whether arising before or after the commencement of any bankruptcy, insolvency or receivership proceedings involving any Borrower.

      LOAN DOCUMENTS shall mean all documents, instruments and other agreements executed in connection with or contemplated by the Credit Agreement or otherwise evidencing or securing any of the Liabilities, including without limitation the Security Agreement.

      PAYMENT DEFAULT shall mean any default by Borrowers in the payment of any sums due under the Credit Agreement or any of the other Loan Documents.

      PERFORMANCE DEFAULT shall mean any default by Borrowers under the Credit Agreement or any of the other Loan Documents, other than a Payment Default.

      SENIOR DEFAULT shall mean a default in the payment of the Liabilities or any other occurrence permitting Agent to accelerate the payment of all or any portion of the Liabilities.

      SENIOR DEFAULT NOTICE shall mean a written notice to Junior Creditor pursuant to which Junior Creditor is notified of the existence of a Senior Default.

2.    SUBORDINATION OF JUNIOR DEBT TO LIABILITIES.

      2.1. SUBORDINATION OF JUNIOR DEBT. The repayment of any and all of the Junior Debt is hereby expressly subordinated to the prior payment in full in cash of the Liabilities.

      2.2. RESTRICTION ON PAYMENTS. Notwithstanding any provision of the Junior Debt Documents to the contrary and in addition to any other limitations set forth herein or therein, (a) except as otherwise provided in subsection 2.2(b) below, Borrower may pay to Junior Creditor and Junior Creditor may accept and retain (i) regularly scheduled installments of interest accruing at 10% per annum and due and owing Junior Creditor under the Junior Note in accordance with its present tenor on each December 31, March 31, June 30 and September 30 hereafter commencing on December 31, 2002 and on February 15, 2008, but in each case without prepayment (whether mandatory or optional) or payment upon acceleration, (ii) a payment of accrued and unpaid interest pursuant to the terms of the Junior Note in accordance with its present tenor on January 15, 2008 and (iii) the regularly scheduled installment of principal due and owing to Junior Creditor under the Junior Note in accordance with its present tenor on January 15, 2008, but without prepayment (whether mandatory or optional) or payment upon acceleration; (b) no payments of principal or interest or any other amounts payable on account of the Junior Debt shall be made, and Junior Creditor shall not accept or retain the same at such time as a Performance Default exist or would exist as a result of such payment, until the earlier to occur of (i) such date as Agent shall confirm in writing to Junior Creditor that such Performance Default has been cured or waived, and (ii) the date one (1) year after the date on which such Performance Default first exists; provided, however, that if, within such one (1) year period referred to in this clause
(ii), (A) Agent sends to Junior Creditor any notice that a Performance Default has occurred which arises out of different events or circumstances than the original Performance Default, then the one (1) year limitation set forth in this clause (ii) shall be extended for a period of up to (1) year after receipt by Junior Creditor of such later notice of default; or (B) any Payment Default occurs, then the terms of paragraph (c) hereinbelow shall apply; and (c) no payments of interest or any other amounts payable on account of the Junior Debt shall be made at such time as a Payment Default exists or would exist as the result of such payment, and Junior Creditor shall not accept or retain the same, until such date as Agent shall confirm in writing to Junior Creditor that such default has been cured or waived. In no event shall Agent's or Lenders' continuing to honor any requests of Borrowers for loans under the Credit Agreement after the occurrence of a Performance Default or Payment Default be deemed a waiver thereof, unless such default is expressly waived in writing by Agent or Lenders.

      2.3. PROCEEDINGS. In the event of any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or other winding up of any Borrower or its respective properties, (a) all Liabilities first shall be paid in full in cash before any payment of or with respect to the Junior Debt shall be made; (b) any payment which, but for the terms hereof, otherwise would be payable or deliverable in respect of the Junior Debt shall be paid or delivered directly to Agent (to be held and/or applied by Agent in accordance with the terms of the Credit Agreement) until all Liabilities are paid in full, and Junior Creditor irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries, and Junior Creditor also irrevocably authorizes, empowers and directs Agent to demand, sue for, collect and receive every such payment or distribution; (c) Junior Creditor agrees to execute and deliver to Agent or its representatives all such further instruments confirming the authorization referred to in the foregoing clause (b), and agrees to take all such other actions in order to enable Agent to enforce all claims upon or in respect of the Junior Debt; (d) Junior Creditor agrees to execute, verify, deliver and file any proofs of claim in respect of the Junior Debt reasonably requested by Agent in connection with any such proceeding and hereby irrevocably authorizes, empowers and appoints Agent as its agent and attorney-in-fact to (i) execute, verify, deliver and file such proofs of claim upon the failure of Junior Creditor to do so and (ii) vote such proofs of claim in any such proceeding; (e) Agent may consent to the use of cash collateral or provide financing to any Borrower on such terms and conditions and in such amounts as Agent, in its sole discretion, may decide and, in connection therewith, each Borrower may grant to Agent liens and security interests upon all of the property of such Borrower, which liens and security interests (i) shall secure payment of all Liabilities (whether such Liabilities arose prior to the commencement of any such proceeding or at any time thereafter) provided by Agent and Lenders during such proceeding and (ii) shall be superior in priority to the liens and security interests, if any, in favor of Junior Creditor on the property of each Borrower; (f) Junior Creditor will not object to or oppose a sale or other disposition of any property securing all or any part of the Liabilities free and clear of security interests, liens or other claims of Junior Creditor under Section 363 of the United States Bankruptcy Code or any other provision of the United States Bankruptcy Code if Agent has consented to such sale or disposition; (g) Junior Creditor agrees not to assert any right it may have to "adequate protection" of Junior Creditor's interest in any Collateral in any Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to any Collateral without the prior written consent of Agent; and (h) Junior Creditor waives any claim it may now or hereafter have arising out of Agent's or any Lender's election, in any Proceeding instituted under the United States Bankruptcy Code, of the application of Section 1111(b)(2) of the United States Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the United States Bankruptcy Code by any Borrower, as debtor in possession. The Liabilities shall continue to be treated as Liabilities and the provisions of this Agreement shall continue to govern the relative rights and priorities of Agent and Junior Creditor even if all or part of the Liabilities or the security interests securing the Liabilities are subordinated, set aside, avoided, invalidated or disallowed in connection with any such proceeding, and this Agreement shall be reinstated if at any time any payment of any of the Liabilities is rescinded or must otherwise be returned by Agent or any Lender.

      2.4. INCORRECT PAYMENTS. If any payment is received by Junior Creditor on account of the Junior Debt in contravention of the provisions of subsections 2.2 and 2.3 above, such payment shall not be commingled with any asset of Junior Creditor, shall be held in trust by Junior Creditor for the benefit of Agent and shall be paid over to Agent, or its designated representative, for application (in accordance with the Credit Agreement) to the payment of the Liabilities then remaining unpaid.

      2.5. SALE, TRANSFER, ETC. Junior Creditor shall not sell, assign, dispose of or otherwise transfer all or any portion of the Junior Debt without the prior written consent of Agent. In the event of a permitted sale, assignment, disposition or other transfer, Junior Creditor, prior to the consummation of any such action, shall cause the transferee thereof to execute and deliver to Agent an agreement substantially identical to this Agreement, providing for the continued application of the Junior Debt to the Liabilities ads provided herein and for the continued effectiveness of all of the rights of Agent arising under this Agreement. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, disposition or other transfer of all or any portion of the Junior Debt, and the terms of this Agreement shall be binding upon the successors and assigns of Junior Creditor, as provided in Section 10 below.

      2.6. RESTRICTION ON ACTION BY JUNIOR CREDITOR.

            (a) Until the Liabilities are paid in full and notwithstanding anything contained in the Junior Debt Documents or the Credit Agreement to the contrary, Junior Creditor shall not, without the prior written consent of Agent, agree to any amendment, modification or supplement to the Junior Debt Documents.

            (b) Until the Liabilities are paid in full, Junior Creditor shall not, without the prior written consent of Agent, exercise any Enforcement Action with respect to the Junior Debt set forth in any of the Junior Debt Documents or that otherwise may be available to Junior Creditor, either at law or in equity.

      2.7. SUBORDINATION OF LIENS AND SECURITY INTERESTS; AGREEMENT NOT TO CONTEST; AGREEMENT TO RELEASE LIENS. Until the Liabilities have been indefeasibly paid in full in cash and all lending commitments under the Loan Documents have terminated, all liens and security interests of Junior Creditor in the Collateral shall be and hereby are subordinated for all purposes and in all respects to the liens and security interests of Agent in the Collateral, regardless of the time, manner or order of perfection of any such liens and security interests.

Junior Creditor agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Liabilities, the Loan Documents, or the liens and security interests of Agent in the Collateral securing the Liabilities. In the event that Agent releases or agree to release any of its liens or security interests in the Collateral in connection with the sale or other disposition thereof in a commercially reasonable arms length transaction approved by the applicable Borrower, or any of the Collateral is sold or retained pursuant to a foreclosure or similar action, Subordinated Creditor hereby consents to such sale or other disposition and agrees to promptly execute and deliver to Agent such termination statements and releases as Agent shall reasonably request to effect the release of the liens and security interests of Junior Creditor in such Collateral. In furtherance of the foregoing, Junior Creditor hereby irrevocably authorizes Agent in the place and stead of Junior Creditor and in the name of Junior Creditor or otherwise, to execute and deliver, if applicable, and file, any termination statement, release or other document or instrument which Junior Creditor may be required to deliver pursuant to this Section 2.7.

      2.8. APPLICATION OF PROCEEDS FROM SALE OR OTHER DISPOSITION OF THE Collateral. In the event of any sale, transfer or other disposition (including a casualty loss or taking through eminent domain) of the Collateral, the proceeds resulting therefrom (including insurance proceeds) shall be applied in accordance with the terms of the Loan Documents or as otherwise consented to by Agent until such time as the Liabilities are indefeasibly paid in full in cash and all commitments to lend under the Loan Documents have been terminated.

      2.9. MARSHALING. Junior Creditor hereby waives any rights it may have under applicable law to assert the doctrine of marshaling or to otherwise require Agent to marshal any property of any Borrower for the benefit of Junior Creditor.

      2.10. RIGHTS RELATING TO AGENT'S ACTIONS WITH RESPECT TO THE COLLATERAL. Junior Creditor hereby waives, to the extent permitted by applicable law, any rights which it may have to enjoin or otherwise obtain a judicial or administrative order preventing Agent from taking, or refraining from taking, any action with respect to all or any part of the Collateral. Without limitation of the foregoing, Junior Creditor hereby agrees (a) that it has no right to direct or object to the manner in which Agent applies the proceeds of the Collateral resulting from the exercise by Agent of rights and remedies under the Loan Documents to the Liabilities and (b) that Agent has not assumed any obligation to act as the agent for Junior Creditor with respect to the Collateral.

3. CONTINUED EFFECTIVENESS OF THIS AGREEMENT. The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of Junior Creditor and Agent arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment to or modification, restatement or extension of either of the Credit Agreement, any of the Loan Documents or the Junior Debt Documents; (b) the validity or enforceability of any of such documents; (c) any exercise or non-exercise of any right, power or remedy under or in respect of the Liabilities or the Junior Debt or any of the instruments or documents referred to in clause (a) above; (d) any release, settlement or compromise in respect of the Liabilities or the Junior Debt or any security for the Liabilities or the Junior Debt; or

      (e) the failure to perfect or continue the perfection of any of the Senior Security Interest.

4. CUMULATIVE RIGHTS, NO WAIVERS. Each and every right, remedy and power granted to Agent hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Credit Agreement or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Agent, from time to time, concurrently or independently and as often and in such order as Agent may deem expedient. Any failure or delay on the part of Agent in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Agent's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of Agent's rights hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

5. MODIFICATION. Any modification or waiver of any provision of this Agreement, or any consent to any departure by Junior Creditor therefrom, shall not be effective in any event unless the same is in writing and signed by Agent, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific instance and for the specific purpose given. Any notice to or demand on Junior Creditor in any event not specifically required of Agent hereunder shall not entitle Junior Creditor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

6. ADDITIONAL DOCUMENTS AND ACTIONS. Junior Creditor at any time, and from time to time, after the execution and delivery of this Agreement, upon the reasonable request of Agent and at the expense of Junior Creditor, promptly will execute and deliver such further documents and do such further acts and things as Agent may, in good faith, request in order to effect fully the purposes of this Agreement.

7. NOTICES. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail certified or registered and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 2:00 p.m. (Chicago time) or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two Business Days after delivery to such courier properly addressed; or (d) if by United States mail, four Business Days after depositing in the United States mail, with postage prepaid and properly addressed. Notices shall be addressed as follows:

      To Junior Creditor:

      BOCP ABR Mezz, LLC
      650 Dundee Road
      Suite 370
      Northbrook, Illinois  60062
      Attn:  Tom Wippman
      Telecopy No.:  (847) 480-1251

      To Lenders:

      Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.
      200 North LaSalle Street
      17th Floor
      Chicago, Illinois  60601
      Attn:  Kenneth S. Pardue
      Telecopy No.: 312-499-3127

      With a copy to:

      Goldberg, Kohn, Bell, Black, Rosenbloom & Moritz, Ltd.
      55 East Monroe Street
      Suite 3700
      Chicago, Illinois  60603
      Attn: David L. Dranoff, Esq.
      Telecopy No.: 312-332-2196

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 7. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

8. GOVERNING LAW. This Agreement shall be governed as to validity, interpretation, enforcement and effect by the laws of the State of Illinois without giving effect to conflicts of law principles thereunder. JUNIOR CREDITOR AND AGENT EACH AGREES TO THE VENUE AND JURISDICTION OF ANY COURTS OF THE STATE OF ILLINOIS AND OF ANY FEDERAL COURT LOCATED IN THE STATE OF ILLINOIS REGARDING ALL ACTIONS, PROCEEDINGS OR OTHER MATTERS ARISING DIRECTLY OR INDIRECTLY HEREUNDER, AND EACH EXPRESSLY CONSENTS THAT ANY SERVICE OF PROCESS MAY BE MADE UPON IT BY SERVICE UPON SUCH PARTY OF BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH PARTY AT ITS ADDRESS SET FORTH ABOVE. EACH PARTY WAIVES TRAIL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER.

9. SEVERABILITY. In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any governmental body, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

10. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of Agent and shall be binding upon the successors and assigns of Junior Creditor.

11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

12. DEFINES RIGHTS OF CREDITORS. The provisions of this Agreement are solely for the purpose of defining the relative rights of Junior Creditor and Agent and shall not be deemed to create any rights or priories in favor of any other Person, including, without limitation, any Borrower.

13. CONFLICT. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Junior Debt Documents, the provisions of this Agreement shall control and govern. For purposes of this Section 13, to the extent that any provisions of any of the Junior Debt Documents provide rights, remedies and benefits to Agent that exceed the rights, remedies and benefits provided to Agent under this Agreement, such provisions of the applicable Junior Debt Documents shall be deemed to supplement (and not to conflict with) the provisions hereof.

14. HEADINGS. The paragraph heading used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

15. TERMINATION. This Agreement shall terminate the satisfaction in full of the Liabilities and the termination of the Credit Agreement and all of the Loan Documents.

16. DEFAULT NOTICES. Junior Creditor shall use its best efforts to provide Agent with a Junior Default Notice upon the occurrence of a Junior Default. Agent shall use its best efforts to provide Junior Creditor with a Senior Default Notice upon the occurrence of a Senior Default. Notwithstanding the foregoing terms of this Section, any failure by either party hereto to provide any such notice required under this Section shall not (a) affect such party's rights under this Agreement,
      (b) affect the validity of any notice sent to Borrowers, (c) create a cause of action against such party, or (d) create any claim or right on behalf of any third party.

17. LEGEND. Junior Creditor agrees that the Junior Note (and any replacement instrument therefor) shall be legended in a manner consistent with the legend on the Junior Note attached hereto as Exhibit A.

      IN WITNESS WHEREOF, Junior Creditor and Agent have caused this Agreement to be executed as of the date first above written.

                                         BOCP ABR MEZZ, LLC


                                         By:  /s/ Merrick M. Elfman
                                             ----------------------------------
                                         Title: Manager
                                         MERRILL LYNCH CAPITAL,
                                           A DIVISION OF MERRILL LYNCH
                                           BUSINESS FINANCIAL SERVICES INC.


                                         By:  /s/ Kenneth S. Pardue
                                             ----------------------------------
                                         Title: Vice President


Acknowledged and Agreed
this 20th day of November, 2002.

ATLANTIC PREMIUM
  BRANDS, LTD., a Delaware corporation


By: /s/ Thomas M. Dalton
    -----------------------------------
Title: Chief Financial Officer and
       Chief Operating Officer

PREFCO CORP.,
  a Delaware corporation


By: /s/ Thomas M. Dalton
    -----------------------------------
Title: Chief Financial Officer


CARLTON FOODS CORP.,
  a Delaware corporation


By: /s/ Thomas M. Dalton
    -----------------------------------
Title: Chief Financial Officer

RICHARDS CAJUN FOODS CORP.,
  a Delaware corporation


By:  /s/ Thomas M. Dalton
    -----------------------------------
Title: Chief Financial Officer


POTTER SAUSAGE CO.,
  a Delaware corporation


By: /s/ Thomas M. Dalton
    -----------------------------------
Title: Chief Financial Officer

                                    EXHIBIT A

                                   Junior Note


                                    Attached.